SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                         Date of Report:  June 14, 2005
                         (Date of earliest event report)

                          ENERGY CORPORATION OF AMERICA
             (Exact name of registrant as specified in its charter)

                                  333-29001-01
                            (Commission File Number)

             West Virginia                                84-1235822
    (State  or  other  jurisdiction                     (IRS Employer
          of  incorporation)                       Identification Number)

                      4643 South Ulster Street, Suite 1100
                             Denver, Colorado  80237
              (Address of principal executive offices and zip code)

                                 (303) 694-2667
              (Registrant's telephone number, including area code)


     ITEM 2.01.     ACQUISITION OR DISPOSITION OF ASSETS.

     On June 10, 2005, Eastern American Energy Corporation ("Eastern"), a wholly-owned subsidiary of Energy Corporation of America ("ECA"), collectively consummated a Term Royalty Conveyance, pursuant to which Eastern transferred a term royalty interest, for a term of twenty (20) years, in certain oil and gas properties located in West Virginia, Kentucky, and Pennsylvania to Black Stone Acquisitions Partners II, L.P., Black Stone Acquisitions Partners II-B, L.P., and Hatfield Royalty, L.P. (collectively referred to as "Black Stone"). The total sale price was $155,000,000, in cash, subject to certain adjustments.

     ITEM 8.01.     OTHER EVENTS.

     ECA intends to use the proceeds of the transaction to redeem its currently outstanding 9 1/2% Senior Subordinated Notes due on June 22, 2005, and to use the remaining net proceeds to repay any borrowings under ECA's revolving credit facility and for general corporate purposes.

On May 18, 2005, ECA notified the Bank of New York, as Trustee under its indenture, that ECA has elected to redeem the remaining $92,033,000 outstanding notes under the indenture, with a redemption date of June 22, 2005. In addition, on June 10, 2005, ECA entered into a second amendment to its existing Credit Agreement with Wells Fargo Foothill, Inc. in order to release the Term Royalty Interest transferred to Black Stone from the liens of the mortgages and UCC financing statements previously granted to Wells Fargo Foothill, Inc., and on June 10, 2005, granted additional mortgages to Wells Fargo Foothill, Inc. securing certain oil and gas wells not subject to the Term Royalty Conveyance to Black Stone. The foregoing text is qualified in its entirety by the Term Royalty Conveyance, the Development Agreement, the Credit Line Deed of Trust to Black Stone and the Second Amendment to the Credit Agreement with Wells Fargo Foothill, Inc., which are attached as Exhibits 10.45, 10.46, 10.47, 10.48, 10.49, 10.50 and 10.51 respectively, each of which are incorporated by reference.


Item     9.01.     Exhibits

     Exhibit 10.45  Term Royalty Conveyance (WV Form)
     Exhibit 10.46  Term Royalty Conveyance (KY Form)
     Exhibit 10.47  Term Royalty Conveyance (PA Form)
     Exhibit 10.48  Development Agreement (WV Form)
     Exhibit 10.49  Development Agreement (KY Form)
     Exhibit 10.50  Credit Line Deed of Trust to Black Stone (Exhibits omitted)
     Exhibit 10.51  Second Amendment to Credit Agreement with Wells Fargo Foothill, Inc.


     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                   ENERGY CORPORATION OF AMERICA



Dated: June 14, 2005                               By:  /s/  JOHN MORK
                                                       -------------------------
                                                   Name:     John Mork
                                                   Title:    President and CEO